Exhibit 4.1

                                  NANNACO, INC.
               Incorporated under the laws of the State of Texas
                  50,000,000 Authorized shares $.001 Par Value
Number                                                                Shares

------                                                                ------
                                                       -----------------------
                                                       |CUSIP                 |
                                                       -----------------------
                                                           See Reverse
                                                      for certain definitions

This certified that

Is The Owner of

     Fuly paid and non-assessable shares of $.001 par value common stock of

                                 NANNACO, INC.

transferable only on the books of the company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

                                        Countersigned and Registered:
                                        American Securities Transfer & Trust Inc
                                        PO Box 1596
                                        Denver CO  80201

                                        By: ---------------------------------


IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the faxsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:
                               (( NANNACO, INC.))
                                 (( CORPORATE ))
         Secretary                  (( SEAL))             President
                                    ((TEXAS))


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

                                  NANNACO, INC.

     The following abbreviations when used in the inscription the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM  -as tenants in common                 UNIF GIFT MIN ACT---Custodian----
TEN ENT  -as tenants by the entireties                         (cust)    (minor)
JT TEN   -as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act------------------------
          in common                                      (State)

Additional abbreviations may also be used through not in the above list
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For Value Received,------------- hereby sell, assign and transfer unto please insert social security or other
identifying number of assignee
------------------------------
------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
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------------------------------------------------------------------------ shares of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint----------------------------------------------
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated -------------

            ------------------------------------------------

            ------------------------------------------------
            NOTICE: The signature(s) to this assignment must correspond with name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

-----------------------------------
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program),pursuant to S.E.C.
Rule 17Ad-15


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